Trading account gains and losses (Tables)	12 Months Ended
Mar. 31, 2018
Net Trading Gains and Losses

(“ASC 825”). Net trading gains (losses) for the fiscal years ended March 31, 2016, 2017 and 2018 are comprised of the following:

	2016	2017	2018
	(in millions of yen)
Trading account gains (losses)—net:
Trading securities	156,559	126,332	333,749
Derivative contracts:
Interest rate contracts	319,225	(209,361)	(63,260)
Foreign exchange contracts (1)	65,101	37,129	61,046
Equity-related contracts (2)	17,970	1,777	(98,807)
Credit-related contracts (3)	(1,731)	900	(2,076)
Other contracts	2,015	742	6,330

Total	559,139	(42,481)	236,982
Foreign exchange gains (losses)—net (4)	113,553	69,453	91,793

Net trading gains (losses)	672,692	26,972	328,775

Notes:

(1)	Amounts include gains and losses on currency swaps.
(2)	The net gain (loss) excluded from the assessment of the effectiveness of fair value hedges is included in the above table.
(3)	Amounts do not include the net loss of ¥5,230 million, ¥7,594 million and ¥754 million on the credit derivatives hedging the credit risk of loans during the fiscal years ended March 31, 2016, 2017 and 2018, respectively. The net loss is recorded in Other noninterest expenses.
(4)	Amounts include realized and unrealized gains and losses on both derivative instruments and nonderivative instruments. Amounts on derivative instruments include gains and losses on forward foreign exchange contracts and currency options. Amounts on nonderivative instruments include translation gains and losses related to foreign currency-denominated available-for-sale securities for which the fair value option has been elected in accordance with ASC 825.